UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 25, 2026

Dominion Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East Canal Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2284

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	D	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on May 15, 2026, Dominion Energy, Inc. (Dominion Energy) entered into an Agreement and Plan of Merger (the Merger Agreement) with NextEra Energy, Inc. (NextEra Energy), WG Development Corp., a wholly owned subsidiary of NextEra Energy (Merger Sub Corp), and CS Holdco, LLC, a wholly owned subsidiary of NextEra Energy (LLC Sub). Pursuant to the terms and subject to the conditions in the Merger Agreement and the related plans of merger, (i) Merger Sub Corp will merge with and into Dominion Energy (the First Merger) with Dominion Energy surviving as a wholly owned subsidiary of NextEra Energy (the Surviving Corporation) and (ii) the Surviving Corporation will immediately thereafter merge with and into LLC Sub (the Second Merger and, together with the First Merger, the Mergers) with LLC Sub surviving as a wholly owned subsidiary of NextEra Energy (the Surviving Entity).

Dominion Energy filed a definitive proxy statement with the U.S. Securities and Exchange Commission (SEC) on July 28, 2026 (the definitive proxy statement) for the solicitation of proxies in connection with Dominion Energy’s special meeting of shareholders, to be held on September 3, 2026, to vote upon, among other things, the approval of the Merger Agreement and the plan of merger relating to the First Merger.

Disclosure Demands and Litigation Related to the Mergers

As of the date hereof, Dominion Energy has received several demand letters from purported shareholders (the Demand Letters) of Dominion Energy and, to Dominion Energy’s knowledge, two complaints have been filed with respect to the Mergers. The complaints are captioned: Scott v. Dominion Energy, Inc., et al., Index No. 654722/2026 (N.Y. Sup. Ct.) and Clark v. Dominion Energy, Inc., et al., Index No. 654742/2026 (N.Y. Sup. Ct.) (collectively referred to as the Shareholder Actions).

The Demand Letters and the Shareholder Actions allege that, among other things, the definitive proxy statement contains certain disclosure deficiencies and/or incomplete information regarding the Mergers. The Shareholder Actions assert claims under New York law for alleged negligent misrepresentation and concealment and for negligence against the Company and its board of directors. The plaintiffs seek injunctive relief, actual and punitive damages in the event the merger is consummated, attorneys’ fees and expenses, and such other relief as the court may deem just and proper. Although the outcome of, or estimate of the possible loss or range of loss, from these matters cannot be predicted, Dominion Energy believes that the allegations contained in the Demand Letters and the Shareholder Actions are without merit.

Dominion Energy believes that no supplemental disclosures are required under applicable laws; however, in order to avoid the risk of the Demand Letters and the Shareholder Actions delaying the Mergers and minimize the potential expense associated therewith, and without admitting any liability or wrongdoing, Dominion Energy is voluntarily making certain disclosures below that supplement those contained in the definitive proxy statement. These disclosures, and disclosures on certain other matters, are provided in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Dominion Energy specifically denies all allegations in the Demand Letters and the Shareholder Actions, including that any additional disclosure was or is required.

It is possible that additional, similar demand letters or complaints may be received or filed or that the Shareholder Actions may be amended. Dominion Energy does not intend to announce the receipt or filing of any additional, similar demand letter or complaint, or of any amended complaint.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

This supplemental information to the definitive proxy statement should be read in conjunction with the definitive proxy statement, which should be read in its entirety, including all risk factors and cautionary notes contained therein. All page references are to pages in the definitive proxy statement, and terms used below, unless otherwise defined, have the meanings set forth in the definitive proxy statement. For clarity, additions within restated paragraphs and tables from the definitive proxy statement are underlined and deletions within restated paragraphs and tables are bold and stricken.

The disclosure that is under the heading “Background of the Mergers” is hereby supplemented by adding the underlined disclosure under that heading beginning on page 66 of the definitive proxy statement:

On March 26, 2026, Mr. Blue also called Party A’s CEO and informed him that the board of Dominion Energy required a higher premium from Party A but was prepared to move forward with diligence subject to the execution of a non-disclosure and standstill agreement so that Party A could have a better understanding of

Dominion Energy and support an increased premium. Mr. Purohit and Ms. Elbert then engaged with Party A’s chief legal officer on the diligence process and the execution of a non-disclosure and standstill agreement. On March 27, 2026, the Non-Disclosure and Standstill Agreement with Party A was executed, which included a standstill restriction on Party A that automatically expired upon Dominion Energy’s entry into a definitive agreement.

The disclosure that is under the heading “Opinions of NextEra Energy’s Financial Advisors—Opinion of Lazard Frères & Co. LLC—NextEra Financial Analyses—NextEra Energy Sum-of-the-Parts Discounted Cash Flow Analysis” is hereby amended by replacing the second full paragraph on page 90 of the definitive proxy statement with the following:

For NextEra Energy’s FPL, NEER and Corporate and Other segments, the discount rate ranges were based on Lazard’s estimate of each segment’s weighted average cost of capital, and the ranges of exit multiples for each segment were selected by Lazard based upon its professional judgment and experience. Also supporting the Sum-of-the-Parts Discounted Cash Flow Analysis was a calculation of segment-level net debt based on the NextEra Energy forecasted financial information. Net Debt is calculated as short-term debt, plus long-term debt, plus finance leases, plus non-controlling interest, less cash and cash equivalents and less equity method investments

The disclosure that is under the heading “Opinions of NextEra Energy’s Financial Advisors—Opinion of Lazard Frères & Co. LLC—NextEra Financial Analyses—NextEra Energy Sum-of-the-Parts Company Comparables Analysis” is hereby amended by replacing the third full paragraph on page 91 of the definitive proxy statement with the following:

For each of the selected companies, Lazard reviewed and compared, among other things, (i) with respect to NextEra Energy’s Premium Utility Peers, the price per share as of May 15, 2026, as a multiple of estimated Adjusted EPS (defined as diluted earnings per share, adjusted, as applicable, for non-recurring items and any other adjustments, as appropriate), based on FactSet Research Systems and the companies’ public filings for fiscal years 2026 and 2027 and (ii) with respect to NextEra Energy’s Premium Independent Power Producer Peers, the enterprise value of the selected company (defined as equity market capitalization plus total debt, plus preferred equity and noncontrolling interest, less cash and cash equivalents) as of May 15, 2026, as a multiple of such selected company’s estimated Adjusted EBITDA (defined as estimated earnings before interest, taxes, depreciation and amortization, adjusted, as applicable, for non-recurring items and any other adjustments, as appropriate), based on FactSet Research Systems and the companies’ public filings, for fiscal years 2026 and 2027.

For each of NextEra Energy’s Premium Utility Peers and Premium Independent Power Producer Peers, Lazard calculated the following multiples:

Premium Utility Peers	Multiple of Price / Adjusted EPS
	2026E	2027E
Alliant Energy Corporation	20.7x	19.2x
Ameren Corporation	19.8x	18.3x
CenterPoint Energy, Inc.	21.8x	19.9x
CMS Energy Corporation	18.4x	17.2x
Entergy Corporation	24.8x	21.7x
The Southern Company	20.2x	18.8x
WEC Energy Group, Inc.	19.5x	18.2x
Xcel Energy Inc.	19.0x	17.2x

Premium Independent Power Producer Peers	Multiple of Enterprise Value / Adjusted EBITDA
	2026E	2027E
Brookfield Renewable Partners L.P.	13.3x	12.2x
Clearway Energy, Inc.	10.7x	9.8x
Constellation Energy Corporation	13.7x	12.5x

The results of this analysis are summarized in the following tables (rounded to the nearest 0.25x multiple):

Premium Utilities Sector

Benchmark	High	Low	Mean	Median	Top Quartile
2026E Adjusted EPS	24.8x	18.4x	20.5x	20.0x	21.0x
2027E Adjusted EPS	21.7x	17.2x	18.8x	18.6x	19.4x

Premium Independent Power Producer Sector

Benchmark	High	Low	Mean	Median	Top Quartile
2026E Adjusted EBITDA	13.7x	10.7x	12.6x	13.3x	13.5x
2027E Adjusted EBITDA	12.5x	9.8x	11.5x	12.2x	12.4x

The disclosure that is under the heading “Opinions of NextEra Energy’s Financial Advisors—Opinion of Lazard Frères & Co. LLC—Dominion Energy Financial Analyses—Dominion Energy Sum-of-the-Parts Discounted Cash Flow Analysis” is hereby amended by replacing the first full paragraph on page 93 of the definitive proxy statement with the following:

For Dominion Energy’s Virginia, South Carolina, Contracted Energy and Corporate and Other segments, the discount rate ranges were based on Lazard’s estimate of each segment’s weighted average cost of capital, and the ranges of exit multiples for each segment were selected by Lazard based upon its professional judgment and experience. Also supporting the Sum-of-the-Parts Discounted Cash Flow

Analysis was a calculation of segment-level net debt based on the Dominion Energy forecast for Dominion Energy. Net Debt is calculated as short-term debt, plus long-term debt, plus finance leases, plus preferred equity, plus non-controlling interest, less cash and cash equivalents and less equity method investments.

The disclosure that is under the heading “Opinions of NextEra Energy’s Financial Advisors—Opinion of Lazard Frères & Co. LLC—Dominion Energy Financial Analyses—Dominion Energy Sum-of-the-Parts Company Comparables Analysis” is hereby amended by replacing the third full paragraph on page 94 of the definitive proxy statement with the following:

For each of the selected companies, Lazard reviewed and compared, among other things, (i) with respect to Dominion Energy’s Utility Peers, the price per share as of May 15, 2026 as a multiple of Adjusted EPS (defined as diluted earnings per share, adjusted, as applicable, for non-recurring items and any other adjustments, as appropriate), based on FactSet Research Systems and the companies’ public filings for fiscal years 2026 and 2027 and (ii) with respect to Dominion Energy’s Premium Independent Power Producer Peers, the enterprise value of the selected company (defined as equity market capitalization plus total debt, plus preferred equity and noncontrolling interest, less cash and cash equivalents) as of May 15, 2026, as a multiple of such selected company’s estimated Adjusted EBITDA (defined as estimated earnings before interest, taxes, depreciation and amortization, adjusted, as applicable, for non-recurring items and any other adjustments, as appropriate), based on FactSet Research Systems and the companies’ public filings, for fiscal years 2026 and 2027.

For each of Dominion Energy’s Utility Peers and Premium Independent Power Producer Peers, Lazard calculated the following multiples:

Utility Peers	Multiple of Price / Adjusted EPS
	2026E	2027E
Consolidated Edison Inc.	17.3x	16.3x
DTE Energy Company	18.1x	16.8x
Duke Energy Corporation	18.1x	16.9x
Eversource Energy	14.4x	13.6x
Public Service Enterprise Group (PSEG)	17.5x	16.3x
The Southern Company	20.2x	18.8x
WEC Energy Group, Inc.	19.5x	18.2x
Xcel Energy Inc.	19.0x	17.2x

Premium Independent Power Producer Peers	Multiple of Enterprise Value / Adjusted EBITDA
	2026E	2027E
Brookfield Renewable Partners L.P.	13.3x	12.2x
Clearway Energy, Inc.	10.7x	9.8x
Constellation Energy Corporation	13.7x	12.5x

The results of this analysis are summarized in the following tables (rounded to the nearest 0.25x multiple)(1):

Utilities Sector

Benchmark	High	Low	Mean	Median	Top Quartile
2026E Adjusted EPS	20.2x	17.3x	18.5x	18.1x	19.2x
2027E Adjusted EPS	18.8x	16.3x	17.2x	16.9x	17.7x

Premium Independent Power Producer Sector

Benchmark	High	Low	Mean	Median	Top Quartile
2026E Adjusted EBITDA	13.7x	10.7x	12.6x	13.3x	13.5x
2027E Adjusted EBITDA	12.5x	9.8x	11.5x	12.2x	12.4x

(1) The Price / Adjusted EPS multiple calculated for Eversource was not included in the analysis based upon Lazard’s professional judgment and experience.

The disclosure that is under the heading “Opinions of NextEra Energy’s Financial Advisors—Opinion of Lazard Frères & Co. LLC—Dominion Energy Financial Analyses—Selected Precedent Transactions Analysis” is hereby amended by replacing the second full paragraph on page 96 of the definitive proxy statement with the following:

For each of the selected transactions, Lazard calculated the transaction multiple based on information in public filings, press releases and investor relations documents, as the equity purchase price per share divided by the target company’s expected one-year forward Adjusted EPS at the time of the announcement of the applicable transaction, which Lazard refers to as “FY+1 P/E.” The financial data for the selected transactions and target companies were based on public filings and other publicly available information. For each selected transaction, the below table sets forth the FY+1 P/E multiple calculated by Lazard:

Selected Transaction	FY+1 P/E
Black Hills Corp. / NorthWestern Energy Group, Inc.	15.5x
Blackstone Infrastructure Partners / TXNM Energy Inc.	20.1x

Iberdrola, S.A. / Avangrid, Inc.	15.9x
CPP Investments and GIP / Allete Inc.	17.6x
Blackstone Infrastructure Partners / NIPSCO (Northern Indiana Public Service Company)	21.7x
Algonquin Power & Utilities Corp. / Kentucky Power Company (AEP)	19.7x
GIC Private Limited / Duke Energy, Inc. (Indiana)	16.6x
National Grid plc / PPL Corporation (U.K. Utility Business)	14.0x
PPL Corporation / National Grid plc (Narragansett Electric)	26.8x

Avangrid, Inc. / TXNM Energy Inc.	21.3x
Infrastructure Investments Fund (IIF) / El Paso Electric Company	28.0x

ENMAX Corporation / Emera Inc. (Maine)	27.0x

Sempra / Sharyland Utilities, L.L.C.	17.9x
Oncor Electric Delivery Company LLC / InfraREIT, Inc.	15.7x
NextEra Energy, Inc. / The Southern Company Assets	24.5x
CenterPoint Energy, Inc. / Vectren Corporation	25.2x
Dominion Energy, Inc. / SCANA Corporation	17.4x
Sempra / Oncor Electric Delivery Company LLC	23.0x

Hydro One Limited / Avista Corporation	25.8x
Great Plains Energy Incorporated (Amended) / Westar Energy, Inc. (Amended)	18.4x

Fortis Inc. / ITC Holdings Corp.	21.4x
Algonquin Power & Utilities Corp. / Empire District Electric Company	23.0x

Emera Inc. / TECO Energy, Inc.	23.3x
Iberdrola USA Inc. / UIL Holdings Corporation	21.9x
La Caisse de depot et placement du Quebec (CDPQ) / AES Corporation (IPALCO Enterprises, Inc.)	20.2x

The results of this analysis are summarized in the following table (rounded to the nearest 0.25x multiple):

Benchmark	25th Percentile	Median	Mean	75th Percentile
FY+1 P/E	18.00x	21.25x	20.75x	24.25x

The disclosure that is under the heading “Opinions of NextEra Energy’s Financial Advisors—Opinion of Lazard Frères & Co. LLC—Other Analyses—Research Analyst Price Targets” is hereby amended by replacing the two last paragraphs on page 96 of the definitive proxy statement with the following:

Lazard reviewed the publicly available research analyst price targets based on selected Wall Street research reports prepared by eighteen research analysts covering Dominion Energy. Lazard observed target prices that ranged from $58.25 to $67.75 per share of Dominion Energy common stock, discounted at cost of equity and inclusive of dividends paid with respect to the Dominion Energy common stock.

Lazard also reviewed the publicly available research analyst price targets based on selected Wall Street research reports prepared by eighteen research analysts covering NextEra Energy. Lazard observed target prices that ranged from $76.25 to $108.00 per share of NextEra Energy common stock, discounted at cost of equity and inclusive of dividends paid with respect to the NextEra Energy common stock.

The disclosure that is under the heading “Opinions of NextEra Energy’s Financial Advisors—Opinion of BofA Securities, Inc.—Summary of Material Dominion Energy Financial Analyses—Selected Publicly Traded Companies Analysis” is hereby amended by replacing the last full paragraph beginning on page 100 of the definitive proxy statement with the following:

BofA Securities reviewed, among other things, per share equity values, based on closing stock prices on May 15, 2026, of the selected publicly traded companies as a multiple of calendar year 2026 estimated adjusted earnings per share, commonly referred to as adjusted EPS, and as a multiple of calendar year 2027 estimated adjusted EPS. Estimated financial data of the selected publicly traded companies was based on publicly available research analysts’ estimates. For each selected publicly traded company, BofA Securities calculated the following multiples:

Selected Publicly Traded Company	Implied Per Share Equity Value / Adj. EPS
	2026E	2027E
The Southern Company	20.2x	18.8x
Duke Energy Corporation	18.1x	16.9x
American Electric Power Company, Inc.	19.7x	18.3x
Entergy Corporation	24.8x	21.7x
WEC Energy Group, Inc.	19.5x	18.2x
Ameren Corporation	19.8x	18.3x

BofA Securities then applied calendar year 2026 adjusted EPS multiples of 18.25x to 24.75x derived from the selected publicly traded companies to Dominion Energy’s calendar year 2026 estimated adjusted EPS and applied calendar year 2027 adjusted EPS multiples of 17.00x to 21.50x derived from the selected publicly traded companies to Dominion Energy’s calendar year 2027 estimated adjusted EPS. ~~Estimated financial data of the selected publicly traded companies was based on publicly available research analysts’ estimates, and e~~Estimated financial data of Dominion Energy was based on the Dominion Energy forecasts, which were endorsed and utilized by NextEra Energy management. This analysis indicated the following approximate implied per share equity value reference ranges for Dominion Energy, as compared to the implied value of the per share consideration as of May 15, 2026 (calculated as the exchange ratio of 0.8138 multiplied by the closing price of NextEra Energy common stock on May 15, 2026, plus an implied $0.41 per share in cash consideration):

Implied Per Share Equity Value Reference Ranges for Dominion Energy		Implied Per Share Value of Consideration
2026E Adj. EPS	2027E Adj. EPS
$65.25 – $88.25	$64.25 – $81.25	$76.38

The disclosure that is under the heading “Opinions of NextEra Energy’s Financial Advisors—Opinion of BofA Securities, Inc.—Summary of Material Dominion Energy Financial Analyses—Selected Precedent Transactions Analysis” is hereby amended by replacing the table in the second full paragraph on page 101 of the definitive proxy statement with the following:

Announcement Date	Acquiror	Target
February 2010	FirstEnergy Corp.	Allegheny Energy, Inc.

October 2010	Northeast Utilities	NSTAR

January 2011	Duke Energy Corporation	Progress Energy Inc.

February 2016	Algonquin Power & Utilities Corp.	Empire District Electric Company

February 2016	Fortis Inc.	ITC Holdings Corp.

May 2016	Great Plains Energy Incorporated	Westar Energy, Inc.

July 2017	Hydro One Limited	Avista Corporation

January 2018	Dominion Energy, Inc.	SCANA Corporation

April 2018	CenterPoint Energy, Inc.	Vectren Corporation

May 2018	NextEra Energy, Inc.	Gulf Power (The Southern Company Assets)

October 2018	Oncor Electric Delivery Company LLC	InfraREIT, Inc.

June 2019	Infrastructure Investments Fund (IIF)	El Paso Electric Company

October 2020	Avangrid Inc.	Public Service Company of New Mexico (PNM)

March 2021	PPL Corporation	National Grid plc (Narragansett Electric)

May 2024	CPP & GIP	Allete Inc.

May 2025	Blackstone Infrastructure Partners	TXNM Energy Inc.

August 2025	Black Hills Corp.	NorthWestern Energy Group, Inc.

The disclosure that is under the heading “Opinions of NextEra Energy’s Financial Advisors—Opinion of BofA Securities, Inc.—Summary of Material Dominion Energy Financial Analyses—Selected Precedent Transactions Analysis” is hereby amended by replacing the third full paragraph on page 101 of the definitive proxy statement with the following:

BofA Securities reviewed the implied share price paid in each of the selected transactions, calculated based on the consideration payable in the selected transaction, as a multiple of the target company’s one-year forward estimated adjusted EPS, which BofA refers to as “FY1 P/E.” Estimated financial data of the selected transactions was based on publicly available information at the time of announcement of the relevant transaction. For each selected transaction, the below table sets forth the FY1 P/E multiple calculated by BofA:

Selected Transaction	FY1 P/E
FirstEnergy Corp. / Allegheny Energy, Inc.	12.1x
Northeast Utilities / NSTAR	15.4x
Duke Energy Corporation / Progress Energy Inc.	15.2x
Algonquin Power & Utilities Corp. / Empire District Electric Company	22.8x
Fortis Inc. / ITC Holdings Corp.	21.5x
Great Plains Energy Incorporated / Westar Energy, Inc.	24.1x
Hydro One Limited / Avista Corporation	26.4x
Dominion Energy, Inc. / SCANA Corporation	16.8x
CenterPoint Energy, Inc. / Vectren Corporation	24.7x
NextEra Energy, Inc. / Gulf Power (The Southern Company Assets)	24.5x
Oncor Electric Delivery Company LLC / InfraREIT, Inc.	16.1x
Infrastructure Investments Fund (IIF) / El Paso Electric Company	25.6x
Avangrid Inc. / Public Service Company of New Mexico (PNM)	22.0x
PPL Corporation / National Grid plc (Narragansett Electric)	23.9x
CPP & GIP / Allete Inc.	17.6x
Blackstone Infrastructure Partners / TXNM Energy Inc.	21.1x
Black Hills Corp. / NorthWestern Energy Group, Inc.	15.8x

BofA Securities then applied one-year forward adjusted EPS multiples of 19.50x to 23.50x derived from the selected transactions to Dominion Energy’s one-year forward estimated adjusted EPS. ~~Estimated financial data of the selected transactions was based on publicly available information at the time of announcement of the relevant transaction.~~ Estimated financial data of Dominion Energy was based on the Dominion Energy forecasts. This analysis indicated the following approximate implied per share equity value reference ranges for Dominion Energy, as compared to the implied value of the per share consideration as of May 15, 2026 (calculated as the exchange ratio of 0.8138 multiplied by the closing price of NextEra Energy common stock on May 15, 2026, plus an implied $0.41 per share in cash consideration):

Implied Per Share Equity Value Reference Ranges for Dominion Energy	Implied Per Share Value of Consideration
NTM Adjusted EPS
$71.25 – $85.75	$76.38

The disclosure that is under the heading “Opinions of NextEra Energy’s Financial Advisors—Opinion of BofA Securities, Inc.—Summary of Material NextEra Energy Financial Analyses—Selected Publicly Traded Companies Analysis” is hereby amended by replacing the third and fourth full paragraphs on page 102 of the definitive proxy statement with the following:

With respect to FPL comparables, BofA Securities reviewed, among other information, the closing share prices of each of the applicable selected companies on May 15, 2026, as a multiple of estimated adjusted EPS, in calendar year 2026 and in calendar year 2027, for the applicable company, which is referred to in this section as 2026E P/E multiples and 2027E P/E multiples, respectively. Financial data of the selected publicly traded companies was based on public filings and publicly available Wall Street research analysts’ estimates as of May 15, 2026 and for NextEra Energy was based on the NextEra Energy forecasts. For each FPL comparable, BofA Securities calculated the following multiples:

FPL Comparable
	2026E P/E	2027E P/E
The Southern Company	20.2x	18.8x
Duke Energy Corporation	18.1x	16.9x
American Electric Power Company, Inc.	19.7x	18.3x
Entergy Corporation	24.8x	21.7x
WEC Energy Group, Inc.	19.5x	18.2x
Ameren Corporation	19.8x	18.3x

With respect to the Energy Resources comparables, BofA Securities reviewed, among other information, enterprise values of the selected publicly traded companies, calculated as equity values based on closing stock prices on May 15, 2026, plus debt, less cash, as a multiple of calendar year 2026 estimated adjusted EBITDA and as a multiple of calendar year 2027 estimated adjusted EBITDA. Financial data of the selected publicly traded companies was based on public filings and publicly available Wall Street research analysts’ estimates as of May 15, 2026 and for NextEra Energy was based on the NextEra Energy forecasts. For each Energy Resources comparable, BofA Securities calculated the following multiples:

Energy Resources Comparable	Enterprise Value / Adjusted EBITDA
	2026E	2027E
Venture Global, Inc.	9.8x	12.3x
Brookfield Renewable Partners L.P.	14.0x	12.9x
ClearWay Energy, Inc.	11.7x	10.7x
Northland Power Inc.	9.9x	8.8x

The disclosure that is under the heading “Opinions of NextEra Energy’s Financial Advisors—Opinion of BofA Securities, Inc.—Summary of Material NextEra Energy Financial Analyses—Discounted Cash Flow Analysis” is hereby amended by replacing the fourth, fifth and sixth full paragraphs on page 103 of the definitive proxy statement with the following:

With respect to FPL, BofA Securities calculated terminal values for NextEra Energy by applying terminal forward multiples of 19.75x to 23.75x to FPL-level estimated net income for calendar year 2032, which range of multiples BofA selected based upon its professional judgment and experience.

With respect to the Energy Resources segment, BofA Securities calculated terminal values for NextEra Energy by applying terminal forward multiples of 12.25x to 14.25x to NextEra Energy’s Energy Resources segment-level estimated Adjusted EBITDA for calendar year 2032, which range of multiples BofA selected based upon its professional judgment and experience.

With respect to the Corporate & Other segment, BofA Securities calculated terminal values for NextEra Energy by applying terminal forward multiples of 14.00x to 15.00x to NextEra Energy’s calendar year 2032 estimated segment-level Adjusted EBITDA, which range of multiples BofA selected based upon its professional judgment and experience.

The disclosure that is under the heading “Opinions of NextEra Energy’s Financial Advisors—Opinion of BofA Securities, Inc.—Other Factors” is hereby amended by replacing the second sub-bullet under the last full paragraph on page 103 of the definitive proxy statement with the following:

Wall Street Research Analysts Price Targets. BofA Securities reviewed (i) the publicly available equity research analyst price targets based on selected Wall Street research reports prepared by fourteen research analysts covering Dominion Energy for ~~(i)~~ shares of Dominion Energy common stock as of May 15, 2026, which indicated a range of $64.00 to $70.00 and a present value of $58.85 to $64.37 when discounted by one year at Dominion Energy’s estimated midpoint cost of equity of 8.75% and (ii) the publicly available equity research analyst price targets based on selected Wall Street research reports prepared by sixteen research analysts covering NextEra Energy for ~~(ii)~~ shares of NextEra Energy common stock as of May 15, 2026, which indicated a range of $93.00 to $112.00 and a present value of $84.74 to $102.05 when discounted by one year at NextEra Energy’s estimated midpoint cost of equity of 9.75%.

The disclosure that is under the heading “Opinions of Dominion Energy’s Financial Advisors—Opinion of Goldman Sachs & Co. LLC—Illustrative Discounted Cash Flow Analysis; Dominion Energy Standalone” is hereby supplemented by adding the underlined disclosure under that heading on page 108 of the definitive proxy statement:

Using the mid-year convention for discounting cash flows and discount rates ranging from 5.0% to 6.0%, reflecting estimates of Dominion Energy’s weighted average cost of capital, Goldman Sachs discounted to present value as of March 31, 2026 (a) estimates of unlevered free cash flow for Dominion Energy for the last three fiscal quarters of 2026 and for the fiscal years 2027 through 2030 as reflected in the Dominion projections and (b) a range of illustrative terminal values for Dominion Energy, which were calculated by applying a range of LTM (Last Twelve Months) earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, exit multiples of 12.00x to 13.00x, to a terminal year estimate of the EBITDA to be generated by Dominion Energy, as reflected in the Dominion projections (which analysis implied perpetuity growth rates ranging from 0.7% to 1.9%). The range of LTM terminal year exit EBITDA multiples was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the Dominion projections, historical trading multiples of Dominion Energy and the historical trading multiples of certain relevant utility peers, looked at over the last 10 years and the last two years on a 75th and 25th percentile basis, as well as the mean and median. Those peers included Alliant Energy Corporation, Ameren Corporation, American Electric Power Co Inc., CMS Energy Corporation, Duke Energy Corporation, Entergy Corporation, Evergy Inc., The Southern Company, WEC Energy Group, Inc., and Xcel Energy Inc. Utilizing its professional judgment and experience, Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model (“CAPM”), which requires certain company-specific inputs, including Dominion Energy’s target capital structure weightings, the cost of long-term debt, applicable marginal cash tax rate and a beta for Dominion Energy, as well as certain financial metrics for the United States financial markets generally.

The disclosure that is under the heading “Opinions of Dominion Energy’s Financial Advisors—Opinion of Goldman Sachs & Co. LLC—Illustrative Discounted Cash Flow Analysis; NextEra Energy Standalone” is hereby supplemented by adding the underlined disclosure under that heading beginning on page 109 of the definitive proxy statement:

Using the mid-year convention for discounting cash flows and discount rates ranging from 5.75% to 6.75%, reflecting estimates of NextEra Energy’s weighted average cost of capital, Goldman Sachs discounted to present value as of March 31, 2026 (a) estimates of unlevered free cash flow for NextEra Energy for the last three fiscal quarters of 2026 and for the fiscal years 2027 through 2032 as reflected in the NextEra projections per Dominion management and (b) a range of illustrative terminal values for NextEra Energy, which were calculated by applying a range of LTM EBITDA exit multiples of 13.00x to 14.00x, to a terminal year estimate of the EBITDA to be generated by NextEra Energy, as reflected in the NextEra projections per Dominion management (which analysis implied perpetuity growth rates ranging from 1.4% to 2.6%). The range of LTM terminal year exit EBITDA multiples was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the NextEra projections per Dominion management and historical trading multiples of NextEra Energy and the historical trading multiples of certain relevant utility peers, looked at over the last 10 years and the last two years on a 75th and 25th percentile basis, as well as the mean and median. Those peers included Alliant Energy Corporation, Ameren Corporation, American Electric Power Co Inc., CMS Energy Corporation, Duke Energy Corporation, Entergy Corporation, Evergy Inc., The Southern Company, WEC Energy Group, Inc., and Xcel Energy Inc. Utilizing its professional judgment and experience, Goldman Sachs derived such discount rates by application of the CAPM, which requires certain company-specific inputs, including NextEra Energy’s target capital structure weightings, the cost of long-term debt, the cost of hybrid securities, future applicable marginal cash tax rate and a beta for NextEra Energy, as well as certain financial metrics for the United States financial markets generally.

The disclosure that is under the heading “Opinions of Dominion Energy’s Financial Advisors—Opinion of Goldman Sachs & Co. LLC—Premia Paid Analysis; Dominion Energy Standalone — Transactions in All Industries” is hereby supplemented by adding the underlined disclosure under that heading on page 109 of the definitive proxy statement:

Goldman Sachs reviewed and analyzed, using publicly available information, the acquisition premia for acquisition transactions announced since January 2016 involving a public company based in the United States as the target where the disclosed enterprise values for the transactions were greater than $1.0 billion and consideration was comprised of at least 75% stock, representing a total of 147 transactions. For the entire period, using publicly available information, Goldman Sachs calculated the median, 25th percentile and 75th percentile premia of the price paid in the transactions relative to the target’s last undisturbed closing stock price prior to announcement of the transactions. This analysis indicated a median premium of 12.5% across the period. This analysis also indicated a 25th percentile premium of 3.3% and 75th percentile premium of 21.9% across the period. Using this analysis, Goldman Sachs applied a reference range of illustrative premia of 3.3% to 21.9% to the undisturbed closing price per share of Dominion Energy common stock of $62.97 as of May 14, 2026, the last trading day before Goldman Sachs rendered to the Dominion Energy board its opinion, and calculated a range of implied equity values per share of Dominion Energy common stock of $65.05 to $76.76.

The disclosure that is under the heading “Opinions of Dominion Energy’s Financial Advisors—Opinion of Goldman Sachs & Co. LLC—Premia Paid Analysis; Dominion Energy Standalone — Selected Utility Transactions” is hereby supplemented by adding the underlined disclosure under that heading on page 109 of the definitive proxy statement:

Goldman Sachs reviewed and analyzed, using publicly available information, the acquisition premia for acquisition transactions announced since January 2005 involving a public company based in the United States operating as utilities businesses as the target where the disclosed enterprise values for the transactions were greater than $1.0 billion and consideration was comprised of at least 50% stock and excluding “merger of equals” transactions. For the entire period, using publicly available information, Goldman Sachs calculated the median, 25th percentile and 75th percentile premia of the price paid in the transactions relative to the target’s last undisturbed closing stock price prior to announcement of the transactions. This analysis indicated a median premium of 20.8% across the period. This analysis also indicated a 25th percentile premium of 14.2% and 75th percentile premium of 28.1% across the period. Using this analysis, Goldman Sachs applied a reference range of illustrative premia of 14.2% to 28.1% to the undisturbed closing price per share of Dominion Energy common stock of $62.97 as of May 14, 2026, the last trading day before Goldman Sachs rendered to the Dominion Energy board its opinion, and calculated a range of implied equity values per share of Dominion Energy common stock of $71.91 to $80.66.

The transactions reviewed by Goldman Sachs in this analysis, and the premium to the target’s undisturbed closing stock price implied by each such transaction, were as follows:

Announcement Date	Acquiror	Target	% Stock Consid.	Transaction Size ($bn)	Premium
05/09/2005	Duke Energy	Cinergy	100%	$9.0	13.4%
07/10/2006	WPS	Peoples	100%	$1.5	15.0%
02/11/2010	FirstEnergy	Allegheny Energy	100%	$8.9	31.6%
12/07/2010	AGL Resources	Nicor	60%	$3.1	20.8%
01/10/2011	Duke Energy	Progress Energy	100%	$25.6	7.1%
04/28/2011	Exelon	Constellation	100%	$11.3	20.9%
06/23/2014	Wisconsin Energy	Integrys	74%	$9.1	17.3%
02/25/2015	Iberdrola	UIL Holdings	80%	$4.7	24.6%
02/09/2016	Fortis	ITC	50%	$11.3	33.0%
01/03/2018	Dominion Energy	SCANA	100%	$14.3	38.2%
10/27/2025	American Water	Essential Utilities	100%	$20.0	4.8%

*	Source: Company Filings, Dealogic, FactSet; market data as of May 14, 2026.

The disclosure that is under the heading “Opinions of Dominion Energy’s Financial Advisors—Opinion of Goldman Sachs & Co. LLC—Illustrative Discounted Cash Flow Analysis (pro forma combined company)” is hereby supplemented by adding the underlined disclosure under that heading beginning on page 110 of the definitive proxy statement:

Using the mid-year convention for discounting cash flows and discounted rates ranging from 5.50% to 6.50%, reflecting estimates of the weighted average cost of capital of the pro forma combined company, Goldman Sachs discounted to present value as of March 31, 2026 (i) estimates of unlevered free cash flow for the pro forma combined company for the first three quarters of 2026 through 2030 and (ii) a range of illustrative terminal values for the pro forma combined company, which were calculated by applying terminal year exit EBITDA multiples ranging from 13.00x to 14.00x, to a terminal year estimate of the EBITDA to be generated by the pro forma combined company (which analysis implied perpetuity growth rates ranging from 1.2% to 2.5%), in each case as provided by and approved for Goldman Sachs’ use by the management of Dominion Energy. The range of terminal year exit EBITDA multiples was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account historical trading multiples of Dominion Energy, NextEra Energy and of certain relevant utility peers, looked at over the last 10 years and the last two years on a 75th and 25th percentile basis, as well as the mean and median. Those peers included Alliant Energy Corporation, Ameren Corporation, American Electric Power Co Inc., CMS Energy Corporation, Duke Energy Corporation, Entergy Corporation, Evergy Inc., The Southern Company, WEC Energy Group, Inc., and Xcel

Energy Inc. Utilizing its professional judgment and experience, Goldman Sachs derived such discount rates by application of the CAPM, which requires certain company-specific inputs, including the pro forma combined company’s target capital structure weightings, the cost of long-term debt, the cost of hybrid securities, future applicable marginal cash tax rate and a beta for the pro forma combined company, as well as certain financial metrics for the United States financial markets generally.

The disclosure that is under the heading “Opinions of Dominion Energy’s Financial Advisors—Opinion of J.P. Morgan Securities LLC—Dominion Energy Consolidated Public Trading Multiples Analyses” is hereby supplemented by adding the underlined disclosure under that heading beginning on page 116 of the definitive proxy statement:

Using publicly available information, J.P. Morgan calculated for each Dominion selected utilities company and for Dominion Energy, the multiple of price to the estimates for such company’s earnings per share for the fiscal year 2027 (which we refer to for purposes of this section of this joint proxy statement/prospectus as “2027E P/E”). Financial data for the Dominion selected utilities companies was based on the Dominion selected utilities companies’ filings with the SEC, publicly available equity research analysts’ consensus estimates and FactSet Research Systems, each current to May 14, 2026, the last full trading day prior to the rendering of J.P. Morgan’s oral opinion to the Dominion Energy board.

The 2027 P/E for each of the Dominion selected utilities companies were as follows:

Company	2027E P/E
Duke Energy Corporation	17.4x
Xcel Energy Inc.	17.7x
Ameren Corporation	18.9x
FirstEnergy Corp.	15.1x
PPL Corporation	16.9x
The Southern Company	19.0x
American Electric Power Company, Inc.	18.8x
Sempra	16.8x
Public Service Enterprise Group Incorporated	16.5x
WEC Energy Group, Inc.	18.6x
DTE Energy Company	17.3x

*	Source: FactSet as of May 14, 2026.

The disclosure that is under the heading “Opinions of Dominion Energy’s Financial Advisors—Opinion of J.P. Morgan Securities LLC—Dominion Energy Sum-of-the-Parts Public Trading Multiples Analyses” is hereby supplemented by adding the underlined disclosure under that heading beginning on page 117 of the definitive proxy statement:

Using publicly available information, J.P. Morgan calculated and compared:

•	for each Dominion selected utilities company and for Dominion Energy, the 2027E P/E; and

•

for each Dominion unregulated selected company and for Dominion Energy, the multiple of enterprise value (calculated as the market value of the company’s common stock on a fully diluted basis, plus debt and other adjustments, including non-controlling interests and preferred stock, less cash and unconsolidated investments) to estimated EBITDA (calculated as earnings before interest, taxes, depreciation and amortization, and after taking into account stock-based compensation) for fiscal year 2027 (which we refer to for purposes of this section of this joint proxy statement/prospectus as “2027E EV/EBITDA”).

The 2027E EV/EBITDA for each of the Dominion unregulated selected companies were as follows:

Company	2027E EV/EBITDA
Constellation Energy Corporation	12.5x
Vistra Corp.	8.5x
NRG Energy, Inc.	10.6x
Talen Energy Corporation	8.8x
Brookfield Renewable Partners L.P.	12.1x
Clearway Energy, Inc.	12.4x
XPLR Infrastructure, LP	10.6x
Kirby Corporation	10.4x
Tidewater Inc.	5.8x
Centuri Holdings, Inc.	12.6x
Cadeler A/S	5.4x

*	Source: FactSet as of May 14, 2026, Company public filings.
**	EBITDA for Dominion unregulated selected companies excludes the impact of tax credits.

The disclosure that is under the heading “Opinions of Dominion Energy’s Financial Advisors—Opinion of J.P. Morgan Securities LLC—Dominion Energy Consolidated Discounted Cash Flow Analyses” is hereby supplemented by adding the underlined disclosure under that heading on page 119 of the definitive proxy statement:

J.P. Morgan conducted a discounted cash flow analysis for the purpose of determining an implied standalone equity present value per share for Dominion Energy common stock. For the purposes of J.P. Morgan’s analysis, “unlevered free cash flows” were calculated by taking earnings before interest and taxes, subtracting cash taxes, adding back depreciation and amortization, subtracting capital expenditures and adjusting for other operating and investing cash flows. The free cash flows and range of terminal values were discounted to present values as of March 31, 2026 using a range of discount rates which were chosen by J.P. Morgan based upon its experience and professional judgment and analysis of the weighted average cost of capital applicable to comparable companies and businesses. The sum-of-the-parts discounted cash flow analyses do not imply the value at which the individual Dominion Energy businesses could be sold.

J.P. Morgan conducted discounted cash flow analyses of Dominion Energy by calculating the estimated present value of the unlevered free cash flows expected to be generated by Dominion Energy during fiscal years 2026 through 2030 based on Dominion Energy management’s projections, as discussed more fully in the section entitled “ — Certain Dominion Energy Unaudited Prospective Financial Information.” J.P. Morgan also calculated a range of terminal values for Dominion Energy at the end of this period by applying a terminal growth rate estimated by Dominion Energy management ranging from 0.70% to 0.90%. The range of unlevered free cash flow and terminal values for Dominion Energy were discounted to present values (as of March 31, 2026), using discount rates ranging from 5.00% to 5.50%, which were chosen by J.P. Morgan based upon its experience and professional judgment and an analysis of the weighted average cost of capital applicable to comparable companies and businesses. The present value of the unlevered free cash flows and the range of terminal values for Dominion Energy were then adjusted for net debt, non-controlling interest, unconsolidated investments and preferred stock balances as of March 31, 2026, in each case as provided by Dominion Energy’s management, as well as certain other adjustments to indicate an implied equity value per share of Dominion Energy common stock.

The disclosure that is under the heading “Opinions of Dominion Energy’s Financial Advisors—Opinion of J.P. Morgan Securities LLC—Dominion Energy Sum-of-the-Parts Discounted Cash Flow Analyses” is hereby supplemented by adding the underlined disclosure under that heading beginning on page 119 of the definitive proxy statement:

For the Dominion Energy valuation analysis, J.P. Morgan performed discounted cash flow analyses on the following business segments with the assumptions and considerations noted below:

•

For Dominion Energy’s regulated business segment, J.P. Morgan calculated a range of terminal values at the end of the projection period by applying a terminal growth rate of 0.70% to 0.90%, estimated by management of Dominion Energy, to the segment’s projected 2030 cash flows. The unlevered free cash flows and ranges of terminal values of the regulated business segment were then discounted to present value using a discount rate range of 4.88% to 5.38%, which range was chosen by J.P. Morgan based upon its experience and professional judgment and an analysis of the weighted average cost of capital applicable to the regulated business segment.

•

For Dominion Energy’s unregulated business segment, J.P. Morgan calculated a range of terminal values at the end of the projection period by applying a terminal growth rate of 2.25% to 2.75%, estimated by management of Dominion Energy, to the segment’s projected 2030 cash flows. The unlevered free cash flows and ranges of terminal values of the unregulated business segment were then discounted to present value using a discount rate range of 6.75% to 7.75%, which range was chosen by J.P. Morgan based upon its experience and professional judgment and an analysis of the weighted average cost of capital applicable to the unregulated business segment.

•

For Dominion Energy’s corporate and other business segment, J.P. Morgan calculated a range of terminal values at the end of the projection period by applying a terminal growth rate of 1.75% to 2.25%, estimated by management of Dominion Energy, to the segment’s projected 2030 cash flows. The unlevered free cash flows and ranges of terminal values of the corporate and other segment were then discounted to present value using a discount rate range of 5.01% to 5.54%, which range was chosen by J.P. Morgan based upon its experience and professional judgment and an analysis of the weighted average cost of capital blended between the regulated and unregulated business segments based on their relative revenue contributions.

The disclosure that is under the heading “Opinions of Dominion Energy’s Financial Advisors—Opinion of J.P. Morgan Securities LLC—NextEra Energy Sum-of-the-Parts Discounted Cash Flow Analyses” is hereby supplemented by adding the underlined disclosure under that heading beginning on page 120 of the definitive proxy statement:

For the NextEra Energy valuation analysis, J.P. Morgan performed discounted cash flow analyses on the following business segments with the assumptions and considerations noted below:

•

For FPL, J.P. Morgan calculated a range of terminal values by applying terminal growth rates of 1.20% to 1.30% to the segment’s projected 2032 cash flows (as estimated by Dominion Energy management). The unlevered free cash flows and ranges of terminal values of the utilities business segment were then discounted to present value using a discount rate range of 4.88% to 5.38%, which range was chosen by J.P. Morgan based upon its experience and professional judgment and an analysis of the weighted average cost of capital applicable to the utilities business segment.

•

For NextEra Energy’s Energy Resources business segment, J.P. Morgan calculated a range of terminal values by applying terminal growth rates of 2.90% to 3.10% to the segment’s projected 2032 cash flows (as estimated by Dominion Energy management). J.P. Morgan then discounted those unlevered free cash flows to a present value by using a discount rate range of 5.50% to 6.00%, which range was chosen by J.P. Morgan based upon its experience and professional judgment and its analysis of the weighted average cost of capital applicable to the Energy Resources business segment.

•

For NextEra Energy’s corporate and other business segment, J.P. Morgan calculated a range of terminal values by applying terminal growth rates of 1.75% to 2.25% to the segment’s projected 2032 cash flows (as estimated by Dominion Energy management). The unlevered free cash flows and ranges of terminal values of the corporate and other segment were then discounted to present value using a discount rate range of 5.08% to 5.58%, which range was chosen by J.P. Morgan based upon its experience and professional judgment and an analysis of the weighted average cost of capital applicable to the corporate and other segment.

The disclosure that is under the heading “Opinions of Dominion Energy’s Financial Advisors—Opinion of J.P. Morgan Securities LLC—NextEra Energy Sum-of-the-Parts Public Trading Multiples Analyses” is hereby supplemented by adding the underlined disclosure under that heading beginning on page 120 of the definitive proxy statement:

Using publicly available information, J.P. Morgan calculated and compared:

•	for FPL, the 2027E P/E; and

•	for NextEra Energy’s Energy Resources business, the 2027E EV/EBITDA.

The 2027E P/E for each of the NextEra selected companies used to derive the FPL (utilities) multiple reference range were as follows:

Company	2027E P/E
The Southern Company	19.0x
Duke Energy Corporation	17.4x
American Electric Power Co., Inc.	18.8x
Xcel Energy Inc.	17.7x
Entergy Corporation	22.4x
WEC Energy Group, Inc.	18.6x
Ameren Corporation	18.9x
CenterPoint Energy, Inc.	20.4x

*	Source: FactSet as of May 14, 2026.

The 2027E EV/EBITDA for each of the NextEra selected companies used to derive the Energy Resources multiple reference range were as follows:

Company	2027E EV/EBITDA
Constellation Energy Corporation	12.5x
Vistra Corp.	8.5x
NRG Energy, Inc.	10.6x
Talen Energy Corporation	8.8x
Brookfield Renewable Partners L.P.	12.1x
Clearway Energy, Inc.	13.5x
Ormat Technologies, Inc.	14.7x

*	Source: FactSet as of May 14, 2026, Company public filings.
**	EBITDA for NextEra selected companies used to derive the Energy Resources multiple includes the impact of tax credits.

The disclosure that is under the heading “Opinions of Dominion Energy’s Financial Advisors—Opinion of J.P. Morgan Securities LLC—Intrinsic Value Creation Analysis” is hereby supplemented by adding the underlined disclosure under that heading on page 122 of the definitive proxy statement:

J.P. Morgan determined the pro forma combined company implied equity value by calculating the present value of the unlevered free cash flow to the pro forma combined company (taking into account transaction expenses and customer concessions), as provided by and approved for J.P. Morgan’s use by the management of Dominion Energy, which were discounted to present value using a 5.25% discount rate, based upon J.P. Morgan’s professional judgment and experience, less the cash consideration paid to holders of shares of Dominion Energy common stock of $360 million.

Forward-Looking Statements

This Report includes “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included or incorporated by reference in this Report, including, among other things, statements regarding the proposed business combination transaction between NextEra Energy and Dominion Energy and future events, plans and anticipated results of operations, business strategies, the anticipated benefits of the proposed transactions, the anticipated impact of the proposed transactions on the combined company’s business and future financial and operating results, the anticipated closing date for the proposed transactions and other aspects of NextEra Energy’s or Dominion Energy’s operations or operating results, are forward-looking statements. Words and phrases such as “ambition,” “anticipate,” “estimate,” “believe,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions or events can be used to identify forward-looking statements. Where, in any forward-looking statement, NextEra Energy or Dominion Energy expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. Any forward-looking statement is not a guarantee of future performance, outcomes or results and is subject to numerous risks, uncertainties and other factors, many of which are beyond NextEra Energy’s or Dominion Energy’s control, that could cause actual performance, outcomes or results to differ materially from what is expressed or implied in the forward-looking statement.

These factors include a failure by NextEra Energy to successfully integrate Dominion Energy’s businesses and technologies, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the expected benefits of the proposed transactions may not be fully realized or may take longer to realize than expected; each party’s ability to obtain the approval of its shareholders required to consummate the proposed transactions and the timing of the closing of the proposed transactions, including the risk that the conditions to closing are not satisfied on a timely basis or at all or the failure of the transactions to close for any other reason or to close on the anticipated terms, including with the anticipated tax treatment; the risk that any governmental or regulatory approval, consent or authorization that may be required for the proposed transactions is not obtained, is delayed or is obtained subject to conditions that are not anticipated or that cause the termination of the merger agreement and abandonment of the transactions; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement by either party; the risk that certain provisions in the merger agreement or the pendency of the transactions may impact either party’s ability to pursue certain business opportunities or strategic transactions; unanticipated difficulties, liabilities or expenditures relating to the transactions, including the impact of potential litigation relating to the transactions; the effect of the announcement, pendency or completion of the proposed transactions on the parties’ business relationships and business operations generally, including the parties’ relationship with regulators, suppliers, vendors and customers; the effect of the announcement or pendency of the proposed transactions on the parties’ common stock prices and uncertainty as to the long-term value of either party’s common stock; risks that the proposed transactions disrupt either party’s current plans and operations, including due to the diversion of the attention of management from ordinary course business operations, and potential difficulties in hiring or retaining employees as a result of the proposed transactions; any rating agency actions; the impact of the announcement or pendency of the proposed transactions on either party’s ability to access capital, including the short- and long-term debt markets, on a timely and affordable basis; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities of NextEra Energy and in the financial results of NextEra Energy or Dominion Energy; and the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity or gas. The definitive proxy statement filed by Dominion Energy with the SEC on July 28, 2026 (available at https://www.sec.gov/Archives/edgar/data/715957/000110465926087585/tm2621467-2_defm14a.htm) describes additional risks relating to the proposed transactions and combined company. While the list of factors presented here and the list of factors presented in Dominion Energy’s definitive proxy statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to NextEra Energy’s and Dominion Energy’s respective periodic reports and other filings with the SEC, including the risk factors contained in NextEra Energy’s and Dominion Energy’s most recently filed Annual Reports on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q.

Any forward-looking statements included in this Report represent current expectations and are inherently uncertain and are made only as of the date hereof (or, if applicable, the dates indicated in such statement). Except as required by law, neither NextEra Energy nor Dominion Energy undertakes or assumes any obligation to update any forward-looking statements, whether as a result of new information or to reflect subsequent events or circumstances or otherwise.

No Offer or Solicitation

This Report is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information about the Transactions and Where to Find It

In connection with the proposed transactions, NextEra Energy filed with the SEC a registration statement on Form S-4 (File No. 333-297351) on July 9, 2026 (available at https://www.sec.gov/Archives/edgar/data/753308/000110465926082301/tm2614888-13_s4.htm) (the Registration Statement), which includes a preliminary joint proxy statement of NextEra Energy and Dominion Energy that also constitutes a preliminary prospectus of NextEra Energy. The Registration Statement was declared effective by the SEC on July 23, 2026. NextEra Energy filed a final prospectus on July 28, 2026 (available at https://www.sec.gov/Archives/edgar/data/753308/000110465926087576/tm2614888-19_424b3.htm) and Dominion Energy filed a definitive proxy statement on July 28, 2026 (available at https://www.sec.gov/Archives/edgar/data/715957/000110465926087585/tm2621467-2_defm14a.htm). NextEra Energy and Dominion Energy first mailed the definitive joint proxy statement/prospectus to their respective shareholders on or about July 28, 2026. Each of NextEra Energy and Dominion Energy may also file other relevant documents with the SEC regarding the proposed transactions. This Report is not a substitute for the Registration Statement or the definitive joint proxy statement/prospectus or any other document that NextEra Energy or Dominion Energy may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT NEXTERA ENERGY, DOMINION ENERGY, THE PROPOSED TRANSACTIONS AND RELATED MATTERS.

Investors and security holders may obtain free copies of the Registration Statement, the definitive joint proxy statement/prospectus and other documents containing important information about NextEra Energy, Dominion Energy and the proposed transactions filed or that will be filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by NextEra Energy are available free of charge on NextEra Energy’s website at http://www.investor.nexteraenergy.com/ or by contacting NextEra Energy’s Investor Relations Department by email at investors@nexteraenergy.com or by phone at (800) 222-4511. Copies of the documents filed with the SEC by Dominion Energy are available free of charge on Dominion Energy’s website at http://investors.dominionenergy.com or by contacting Dominion Energy’s Investor Relations Department by email at investor.relations@dominionenergy.com or by phone at (804) 819-2438.

Participants in the Solicitation

NextEra Energy, Dominion Energy and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions.

Information about the directors and executive officers of NextEra Energy, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in (i) NextEra Energy’s proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC on April 1, 2026, including under the headings “Proposal 1: Election as directors of the nominees specified in this proxy statement,” “Director Compensation,” “Executive Compensation,” and “Common Stock Ownership of Certain Beneficial Owners and Management,” (ii) NextEra Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 13, 2026, including under the heading “Item 1. Business—Information About Our Executive Officers” and (iii) to the extent certain holdings of NextEra Energy securities by its directors or executive officers have changed since the amounts set forth in NextEra Energy’s proxy statement for its 2026 annual meeting of shareholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed with the SEC.

Information about the directors and executive officers of Dominion Energy, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in (i) Dominion Energy’s proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC on March 19, 2026, including under the headings “Item 1: Election of Directors – Director Nominees,” “Compensation of Non-Employee Directors,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management,” (ii) Dominion Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 23, 2026, including under the heading “Information about our Executive Officers” and (iii) to the extent certain holdings of Dominion Energy securities by its directors or executive officers have changed since the amounts set forth in Dominion Energy’s proxy statement for its 2026 annual meeting of shareholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4 or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed with the SEC.

Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive joint proxy statement/prospectus filed with the SEC on July 28, 2026. Investors should read the definitive joint proxy statement/prospectus carefully before making any voting or investment decisions. Copies of the documents filed with the SEC by NextEra Energy and Dominion Energy are available free of charge through the website maintained by the SEC at www.sec.gov. Additionally, copies of documents filed with the SEC by NextEra Energy and Dominion Energy are available free of charge through the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC.
Registrant

/s/ Steven D. Ridge
Name:	Steven D. Ridge
Title:	Executive Vice President and Chief Financial Officer

Date: August 25, 2026